EXECUTION COPY
                                                                --------------

                                                                 Exhibit 99.12

===============================================================================




                        GSAA HOME EQUITY TRUST 2006-19


                           ASSET-BACKED CERTIFICATES


                                SERIES 2006-19


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                        U.S. BANK NATIONAL ASSOCIATION,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-19
                                  as Assignee


                                      and


                         WACHOVIA MORTGAGE CORPORATION
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                               November 24, 2006







================================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated November 24, 2006 (this "Agreement"), among GS Mortgage Securities Corp. (the "Assignor" or "Depositor"), U.S. Bank National Association ("U.S. Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-19 (the "Assignee"), Wachovia Mortgage Corporation (the "Servicer") and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A and (b) solely insofar as it relates to the Mortgage Loans, that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among the Depositor, U.S. Bank, as Trustee and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, N.A., as a custodian and Wells Fargo, as Master Servicer, securities administrator and as a custodian.

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the Servicing Agreement relating to the Owner's right to terminate the Servicer, the Owner's right to receive information from the Servicer, and the Owner's obligation to execute certain confidentiality agreements.

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

            The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

                2. Recognition of the Assignee.

                  (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.07 of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article III of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the date hereof in accordance with the Servicing
Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

                  (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

                  (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

      (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in
Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

             Wells Fargo Bank, National Association
             ABA #: 121000248
             For credit to: SAS Clearing
             Acct #: 3970771416
             FFC to: GSAA 2006-19 Acct # 50967000

                3. Monthly Reporting.

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee.

            The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

            (a) it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

            (b) it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

            (c) this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

            (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

            (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

            (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            6. Remedies for Breach of Representations and Warranties of the Assignor.

            With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or as set forth in the Servicing Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in the Servicing Agreement.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)               in the case of the Servicer,

                              Wachovia Mortgage Corporation
                              1100 Corporate Center Drive
                              Raleigh, North Carolina 27607
                              Attention: Tom Fowler

or such other address as may hereafter be furnished by the Servicer;

            (b)               in the case of the Master Servicer,

                              Wells Fargo Bank, National Association
                              P.O. Box 98
                              Columbia, Maryland 21046
                              Attention: Corporate Trust Services, GSAA 2006-19

                              Or in the case of overnight deliveries:

                              Wells Fargo Bank, National Association
                              9062 Old Annapolis Road,
                              Columbia, Maryland 21045
                              Attention: Corporate Trust Services, GSAA 2006-19

or such address as may hereafter be furnished by the Master Servicer;

            (c)               in the case of the Assignee,

                              U.S. Bank National Association
                              100 Wall Street, 16th Floor
                              New York, New York 10005
                              Attention: GSAA Home Equity Trust 2006-19
                              Tel: (212) 361-4401

or such other address as may hereafter be furnished by the Assignee; and

            (d)                 in the case of the Assignor,

                                GS Mortgage Securities Corp.
                                85 Broad Street
                                New York, New York 10004
                                Attention:  Chris Gething
                                Tel.: (212) 902-1434
                                Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            10. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            11. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement.

            12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-19, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-19, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-19, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-19 under this Agreement, the Trust Agreement or any related document.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

             (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

             (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

             (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        GS MORTGAGE SECURITIES CORP.



                                        By: /s/ Michelle Gill
                                           -----------------------------------
                                        Name:   Michelle Gill
                                        Title:  Vice President



                                        U.S. BANK BANK NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Trustee



                                        By: /s/ Patricia O'Neill
                                           -----------------------------------
                                        Name:   Patricia O'Neill
                                        Title:  Vice President



                                        WACHOVIA MORTGAGE CORPORATION, as
                                        Servicer


                                        By: /s/ Kendal A. Leeson
                                           -----------------------------------
                                        Name:   Kendal A. Leeson
                                        Title:  Vice President


Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Patricia M. Russo
    -----------------------------------
Name:   Patricia M. Russo
Title:  Vice President

                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                        EXHIBIT B

              Standard File Layout - Master Servicing
------------------------------------------------------------------------------------------
Column Name               Description

------------------------- ----------------------------------------------------------------
SER_INVESTOR_NBR          A value assigned by the Servicer to define a group of loans.
------------------------- ----------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan by the investor.
------------------------- ----------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR.
------------------------- ----------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the file.  It is not
                          separated by first and last name.
------------------------- ----------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.
------------------------- ----------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.
------------------------- ----------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the service fee rate as
                          reported by the Servicer.
------------------------- ----------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by the
                          Servicer.
------------------------- ----------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported by the
                          Servicer.
------------------------- ----------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported by the Servicer.
------------------------- ----------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.
------------------------- ----------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to calculate a forecasted rate.
------------------------- ----------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the beginning of the processing cycle.
------------------------- ----------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end of the
                          processing cycle.
------------------------- ----------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.
------------------------- ----------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.
------------------------- ----------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the first curtailment amount.
------------------------- ----------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment amount, if applicable.
------------------------- ----------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.
------------------------- ----------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the second curtailment amount.
------------------------- ----------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment amount, if applicable.
------------------------- ----------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.
------------------------- ----------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third curtailment amount.
------------------------- ----------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment amount, if applicable.
------------------------- ----------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as reported by the Servicer.
------------------------- ----------------------------------------------------------------


              Standard File Layout - Master Servicing
-------------------------- ------------- ----------------------------------------- -------------
Column Name                Decimal       Format Comment                                 Max
                                                                                        Size
-------------------------  ------------- ----------------------------------------- -------------
SER_INVESTOR_NBR                         Text up to 10 digits                                20
-------------------------  ------------- ----------------------------------------- -------------
LOAN_NBR                                 Text up to 10 digits                                10
-------------------------  ------------- ----------------------------------------- -------------
SERVICER_LOAN_NBR                        Text up to 10 digits                                10

-------------------------  ------------- ----------------------------------------- -------------
BORROWER_NAME                            Maximum length of 30 (Last, First)                  30

-------------------------  ------------- ----------------------------------------- -------------
SCHED_PAY_AMT                   2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
NOTE_INT_RATE                   4        Max length of 6                                      6
-------------------------  ------------- ----------------------------------------- -------------
NET_INT_RATE                    4        Max length of 6                                      6

-------------------------  ------------- ----------------------------------------- -------------
SERV_FEE_RATE                   4        Max length of 6                                      6

-------------------------  ------------- ----------------------------------------- -------------
SERV_FEE_AMT                    2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
NEW_PAY_AMT                     2        No commas(,) or dollar signs ($)                    11
-------------------------  ------------- ----------------------------------------- -------------
NEW_LOAN_RATE                   4        Max length of 6                                      6
-------------------------  ------------- ----------------------------------------- -------------
ARM_INDEX_RATE                  4        Max length of 6                                      6
-------------------------  ------------- ----------------------------------------- -------------
ACTL_BEG_PRIN_BAL               2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
ACTL_END_PRIN_BAL               2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
BORR_NEXT_PAY_DUE_DATE                   MM/DD/YYYY                                          10

-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_AMT_1                 2        No commas(,) or dollar signs ($)                    11
-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_DATE_1                         MM/DD/YYYY                                          10

-------------------------  ------------- ----------------------------------------- -------------
CURT_ADJ_ AMT_1                 2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_AMT_2                 2        No commas(,) or dollar signs ($)                    11
-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_DATE_2                         MM/DD/YYYY                                          10

-------------------------  ------------- ----------------------------------------- -------------
CURT_ADJ_ AMT_2                 2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_AMT_3                 2        No commas(,) or dollar signs ($)                    11
-------------------------  ------------- ----------------------------------------- -------------
SERV_CURT_DATE_3                         MM/DD/YYYY                                          10

-------------------------  ------------- ----------------------------------------- -------------
CURT_ADJ_AMT_3                  2        No commas(,) or dollar signs ($)                    11

-------------------------  ------------- ----------------------------------------- -------------
PIF_AMT                         2        No commas(,) or dollar signs ($)                    11
-------------------------  ------------- ----------------------------------------- -------------

PIF_DATE                  The paid in full date as reported by the Servicer.
------------------------- ----------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used to
                          indicate the default/delinquent status of a
                          particular loan.
------------------------- ----------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported by the
                          Servicer.
------------------------- ----------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if applicable.
------------------------- ----------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.
------------------------- ----------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if applicable.
------------------------- ----------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at the
                          beginning of the cycle date to be passed through to investors.
------------------------- ----------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at the end of a processing cycle.
------------------------- ----------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled
                          Loans.
------------------------- ----------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the service fee
                          amount for the current cycle as reported by
                          the Servicer -- only applicable for
                          Scheduled/Scheduled Loans.
------------------------- ----------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual
                          Loans.
------------------------- ----------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the service fee amount for the current reporting cycle as reported
                          by the Servicer -- only applicable for
                          Actual/Actual Loans.
------------------------- ----------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a borrower prepays on his loan as reported by the Servicer.
------------------------- ----------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan waived by the
                          servicer.
------------------------- ----------------------------------------------------------------

------------------------- ----------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the Modification for the loan.
------------------------- ----------------------------------------------------------------
MOD_TYPE                  The Modification Type.
------------------------- ----------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest advances made by Servicer.
------------------------- ----------------------------------------------------------------





PIF_DATE                                MM/DD/YYYY                                          10
------------------------- ------------- ----------------------------------------- -------------
ACTION_CODE                             Action Code Key: 15=Bankruptcy,                      2
                                        30=Foreclosure, , 60=PIF,
                                        63=Substitution, 65=Repurchase,70=REO
------------------------- ------------- ----------------------------------------- -------------
INT_ADJ_AMT                    2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------
SOLDIER_SAILOR_ADJ_AMT         2        No commas(,) or dollar signs ($)                    11
------------------------- ------------- ----------------------------------------- -------------
NON_ADV_LOAN_AMT               2        No commas(,) or dollar signs ($)                    11
------------------------- ------------- ----------------------------------------- -------------
LOAN_LOSS_AMT                  2        No commas(,) or dollar signs ($)                    11
------------------------- ------------- ----------------------------------------- -------------
SCHED_BEG_PRIN_BAL             2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------
SCHED_END_PRIN_BAL             2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------
SCHED_PRIN_AMT                 2        No commas(,) or dollar signs ($)                    11


------------------------- ------------- ----------------------------------------- -------------
SCHED_NET_INT                  2        No commas(,) or dollar signs ($)                    11



------------------------- ------------- ----------------------------------------- -------------
ACTL_PRIN_AMT                  2        No commas(,) or dollar signs ($)                    11


------------------------- ------------- ----------------------------------------- -------------
ACTL_NET_INT                   2        No commas(,) or dollar signs ($)                    11



------------------------- ------------- ----------------------------------------- -------------
PREPAY_PENALTY_ AMT            2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------
PREPAY_PENALTY_ WAIVED         2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------

------------------------- ------------- ----------------------------------------- -------------
MOD_DATE                                MM/DD/YYYY                                          10
------------------------- ------------- ----------------------------------------- -------------
MOD_TYPE                                Varchar - value can be alpha or numeric             30
------------------------- ------------- ----------------------------------------- -------------
DELINQ_P&I_ADVANCE_AMT         2        No commas(,) or dollar signs ($)                    11

------------------------- ------------- ----------------------------------------- -------------

                                   EXHIBIT C


Standard File Layout - Delinquency Reporting

-------------------------------- ------------------------------------------------------------------------------------
Column/Header Name                                                   Description
-------------------------------- ------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-------------------------------- ------------------------------------------------------------------------------------
LOAN_NBR                         A unique identifier assigned to each loan by the originator.
-------------------------------- ------------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
-------------------------------- ------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------- ------------------------------------------------------------------------------------
BORROWER_FIRST_NAME              First Name of the Borrower.
-------------------------------- ------------------------------------------------------------------------------------
BORROWER_LAST_NAME               Last name of the borrower.
-------------------------------- ------------------------------------------------------------------------------------
PROP_ADDRESS                     Street Name and Number of Property
-------------------------------- ------------------------------------------------------------------------------------
PROP_STATE                       The state where the  property located.
-------------------------------- ------------------------------------------------------------------------------------
PROP_ZIP                         Zip code where the property is located.
-------------------------------- ------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.
-------------------------------- ------------------------------------------------------------------------------------
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
-------------------------------- ------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.
-------------------------------- ------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
-------------------------------- ------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy filing.
-------------------------------- ------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved by the courts
-------------------------------- ------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged
                                 and/or a Motion For Relief Was Granted.
-------------------------------- ------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer
-------------------------------- ------------------------------------------------------------------------------------
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------- ------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To End/Close
-------------------------------- ------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed
-------------------------------- ------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.
-------------------------------- ------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure
-------------------------------- ------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure Action
-------------------------------- ------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.
-------------------------------- ------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.
-------------------------------- ------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.

-------------------------------- ------------------------------------------------------------------------------------
EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.
-------------------------------- ------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the property from the borrower.
-------------------------------- ------------------------------------------------------------------------------------
LIST_PRICE                       The price at which an REO property is marketed.

-------------------------------- ------------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a particular price.
-------------------------------- ------------------------------------------------------------------------------------
OFFER_AMT                        The dollar value of an offer for an REO property.

-------------------------------- ------------------------------------------------------------------------------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.
-------------------------------- ------------------------------------------------------------------------------------
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.
-------------------------------- ------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale
-------------------------------- ------------------------------------------------------------------------------------
OCCUPANT_CODE                    Classification of how the property is occupied.
-------------------------------- ------------------------------------------------------------------------------------


Standard File Layout - Delinquency Reporting

--------------------------------  -------------- -----------------------
Column/Header Name                   Decimal     Format Comment
--------------------------------  -------------- -----------------------
SERVICER_LOAN_NBR

--------------------------------  -------------- -----------------------
LOAN_NBR
--------------------------------  -------------- -----------------------
CLIENT_NBR
--------------------------------  -------------- -----------------------
SERV_INVESTOR_NBR

--------------------------------  -------------- -----------------------
BORROWER_FIRST_NAME
--------------------------------  -------------- -----------------------
BORROWER_LAST_NAME
--------------------------------  -------------- -----------------------
PROP_ADDRESS
--------------------------------  -------------- -----------------------
PROP_STATE
--------------------------------  -------------- -----------------------
PROP_ZIP
--------------------------------  -------------- -----------------------
BORR_NEXT_PAY_DUE_DATE                           MM/DD/YYYY

--------------------------------  -------------- -----------------------
LOAN_TYPE
--------------------------------  -------------- -----------------------
BANKRUPTCY_FILED_DATE                            MM/DD/YYYY
--------------------------------  -------------- -----------------------
BANKRUPTCY_CHAPTER_CODE
--------------------------------  -------------- -----------------------
BANKRUPTCY_CASE_NBR
--------------------------------  -------------- -----------------------
POST_PETITION_DUE_DATE                           MM/DD/YYYY
--------------------------------  -------------- -----------------------
BANKRUPTCY_DCHRG_DISM_DATE                       MM/DD/YYYY

--------------------------------  -------------- -----------------------
LOSS_MIT_APPR_DATE                               MM/DD/YYYY
--------------------------------  -------------- -----------------------
LOSS_MIT_TYPE
--------------------------------  -------------- -----------------------
LOSS_MIT_EST_COMP_DATE                           MM/DD/YYYY
--------------------------------  -------------- -----------------------
LOSS_MIT_ACT_COMP_DATE                           MM/DD/YYYY
--------------------------------  -------------- -----------------------
FRCLSR_APPROVED_DATE                             MM/DD/YYYY

--------------------------------  -------------- -----------------------
ATTORNEY_REFERRAL_DATE                           MM/DD/YYYY
--------------------------------  -------------- -----------------------
FIRST_LEGAL_DATE                                 MM/DD/YYYY
--------------------------------  -------------- -----------------------
FRCLSR_SALE_EXPECTED_DATE                        MM/DD/YYYY
--------------------------------  -------------- -----------------------
FRCLSR_SALE_DATE                                 MM/DD/YYYY
--------------------------------  -------------- -----------------------
FRCLSR_SALE_AMT                         2        No commas(,) or
                                                 dollar signs ($)
--------------------------------  -------------- -----------------------
EVICTION_START_DATE                              MM/DD/YYYY
--------------------------------  -------------- -----------------------
EVICTION_COMPLETED_DATE                          MM/DD/YYYY
--------------------------------  -------------- -----------------------
LIST_PRICE                              2        No commas(,) or
                                                 dollar signs ($)
--------------------------------  -------------- -----------------------
LIST_DATE                                        MM/DD/YYYY
--------------------------------  -------------- -----------------------
OFFER_AMT                               2        No commas(,) or
                                                 dollar signs ($)
--------------------------------  -------------- -----------------------
OFFER_DATE_TIME                                  MM/DD/YYYY
--------------------------------  -------------- -----------------------
REO_CLOSING_DATE                                 MM/DD/YYYY
--------------------------------  -------------- -----------------------
REO_ACTUAL_CLOSING_DATE                          MM/DD/YYYY
--------------------------------  -------------- -----------------------
OCCUPANT_CODE
--------------------------------  -------------- -----------------------

-------------------------------- ------------------------------------------------------------------------------------
PROP_CONDITION_CODE              A code that indicates the condition of the property.
-------------------------------- ------------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is performed.
-------------------------------- ------------------------------------------------------------------------------------
APPRAISAL_DATE                   The date the appraisal was done.
-------------------------------- ------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the property based on brokers price opinion or appraisal.
-------------------------------- ------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.
-------------------------------- ------------------------------------------------------------------------------------
If applicable:
--------------
-------------------------------- ------------------------------------------------------------------------------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
-------------------------------- ------------------------------------------------------------------------------------
DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------- ------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.
-------------------------------- ------------------------------------------------------------------------------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed

-------------------------------- ------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment
-------------------------------- ------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim

-------------------------------- ------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company
-------------------------------- ------------------------------------------------------------------------------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company

-------------------------------- ------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool Insurer
-------------------------------- ------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company

-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD
-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed

-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment
-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim

-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD
-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed

-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment
-------------------------------- ------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim

-------------------------------- ------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin
-------------------------------- ------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment
-------------------------------- ------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim

-------------------------------- ------------------------------------------------------------------------------------

-------------------------------- -------------- -----------------------
PROP_CONDITION_CODE
-------------------------------- -------------- -----------------------
PROP_INSPECTION_DATE                            MM/DD/YYYY
-------------------------------- -------------- -----------------------
APPRAISAL_DATE                                  MM/DD/YYYY
-------------------------------- -------------- -----------------------
CURR_PROP_VAL                          2

-------------------------------- -------------- -----------------------
REPAIRED_PROP_VAL                      2

-------------------------------- -------------- -----------------------
If applicable:
--------------
-------------------------------- -------------- -----------------------
DELINQ_STATUS_CODE
-------------------------------- -------------- -----------------------
DELINQ_REASON_CODE

-------------------------------- -------------- -----------------------
MI_CLAIM_FILED_DATE                             MM/DD/YYYY
-------------------------------- -------------- -----------------------
MI_CLAIM_AMT                                    No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
MI_CLAIM_PAID_DATE                              MM/DD/YYYY
-------------------------------- -------------- -----------------------
MI_CLAIM_AMT_PAID                      2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
POOL_CLAIM_FILED_DATE                           MM/DD/YYYY
-------------------------------- -------------- -----------------------
POOL_CLAIM_AMT                         2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
POOL_CLAIM_PAID_DATE                            MM/DD/YYYY
-------------------------------- -------------- -----------------------
POOL_CLAIM_AMT_PAID                    2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
FHA_PART_A_CLAIM_FILED_DATE                     MM/DD/YYYY
-------------------------------- -------------- -----------------------
FHA_PART_A_CLAIM_AMT                   2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
FHA_PART_A_CLAIM_PAID_DATE                      MM/DD/YYYY
-------------------------------- -------------- -----------------------
FHA_PART_A_CLAIM_PAID_AMT              2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
FHA_PART_B_CLAIM_FILED_DATE                     MM/DD/YYYY
-------------------------------- -------------- -----------------------
FHA_PART_B_CLAIM_AMT                   2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
FHA_PART_B_CLAIM_PAID_DATE                      MM/DD/YYYY
-------------------------------- -------------- -----------------------
FHA_PART_B_CLAIM_PAID_AMT              2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------
VA_CLAIM_FILED_DATE                             MM/DD/YYYY
-------------------------------- -------------- -----------------------
VA_CLAIM_PAID_DATE                              MM/DD/YYYY
-------------------------------- -------------- -----------------------
VA_CLAIM_PAID_AMT                      2        No commas(,) or
                                                dollar signs ($)
-------------------------------- -------------- -----------------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
       o    ASUM-  Approved Assumption
       o    BAP-   Borrower Assistance Program
       o    CO-    Charge Off
       o    DIL-   Deed-in-Lieu
       o    FFA-   Formal Forbearance Agreement
       o    MOD-   Loan Modification

       o    PRE-   Pre-Sale
       o    SS-    Short Sale
       o    MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
       o    Mortgagor
       o    Tenant
       o    Unknown
       o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
       o    Damaged
       o    Excellent
       o    Fair
       o    Gone
       o    Good
       o    Poor
       o    Special Hazard
       o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

              -------------------- --------------------------------------------
              Delinquency Code     Delinquency Description
              -------------------- --------------------------------------------
              001                  FNMA-Death of principal mortgagor
              -------------------- --------------------------------------------
              002                  FNMA-Illness of principal mortgagor
              -------------------- --------------------------------------------
              003                  FNMA-Illness of mortgagor's family member
              -------------------- --------------------------------------------
              004                  FNMA-Death of mortgagor's family member
              -------------------- --------------------------------------------
              005                  FNMA-Marital difficulties
              -------------------- --------------------------------------------
              006                  FNMA-Curtailment of income
              -------------------- --------------------------------------------
              007                  FNMA-Excessive Obligation
              -------------------- --------------------------------------------
              008                  FNMA-Abandonment of property
              -------------------- --------------------------------------------
              009                  FNMA-Distant employee transfer
              -------------------- --------------------------------------------
              011                  FNMA-Property problem
              -------------------- --------------------------------------------
              012                  FNMA-Inability to sell property
              -------------------- --------------------------------------------
              013                  FNMA-Inability to rent property
              -------------------- --------------------------------------------
              014                  FNMA-Military Service
              -------------------- --------------------------------------------
              015                  FNMA-Other
              -------------------- --------------------------------------------
              016                  FNMA-Unemployment
              -------------------- --------------------------------------------
              017                  FNMA-Business failure
              -------------------- --------------------------------------------
              019                  FNMA-Casualty loss
              -------------------- --------------------------------------------
              022                  FNMA-Energy environment costs
              -------------------- --------------------------------------------
              023                  FNMA-Servicing problems
              -------------------- --------------------------------------------
              026                  FNMA-Payment adjustment
              -------------------- --------------------------------------------
              027                  FNMA-Payment dispute
              -------------------- --------------------------------------------
              029                  FNMA-Transfer of ownership pending
              -------------------- --------------------------------------------
              030                  FNMA-Fraud
              -------------------- --------------------------------------------
              031                  FNMA-Unable to contact borrower
              -------------------- --------------------------------------------
              INC                  FNMA-Incarceration
              -------------------- --------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

              ---------------- ------------------------------------------------
                 Status Code   Status Description
              ---------------- ------------------------------------------------
                      09       Forbearance
              ---------------- ------------------------------------------------
                      17       Pre-foreclosure Sale Closing Plan Accepted
              ---------------- ------------------------------------------------
                      24       Government Seizure
              ---------------- ------------------------------------------------
                      26       Refinance
              ---------------- ------------------------------------------------
                      27       Assumption
              ---------------- ------------------------------------------------
                      28       Modification
              ---------------- ------------------------------------------------
                      29       Charge-Off
              ---------------- ------------------------------------------------
                      30       Third Party Sale
              ---------------- ------------------------------------------------
                      31       Probate
              ---------------- ------------------------------------------------
                      32       Military Indulgence
              ---------------- ------------------------------------------------
                      43       Foreclosure Started
              ---------------- ------------------------------------------------
                      44       Deed-in-Lieu Started
              ---------------- ------------------------------------------------
                      49       Assignment Completed
              ---------------- ------------------------------------------------
                      61       Second Lien Considerations
              ---------------- ------------------------------------------------
                      62       Veteran's Affairs-No Bid
              ---------------- ------------------------------------------------
                      63       Veteran's Affairs-Refund
              ---------------- ------------------------------------------------
                      64       Veteran's Affairs-Buydown
              ---------------- ------------------------------------------------
                      65       Chapter 7 Bankruptcy
              ---------------- ------------------------------------------------
                      66       Chapter 11 Bankruptcy
              ---------------- ------------------------------------------------
                      67       Chapter 13 Bankruptcy
              ---------------- ------------------------------------------------

                                   EXHIBIT D


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

                        * For taxes and insurance advances - see page 2 of 332
            form - breakdown required showing period

                          of coverage, base tax, interest, penalty. Advances
              prior to default require evidence of servicer efforts to recover advances.

                        * For escrow advances - complete payment history

                          (to calculate advances from last positive escrow
                           balance forward)

                        * Other expenses - copies of corporate advance history
            showing all payments

                        * REO repairs > $1500 require explanation

                        * REO repairs >$3000 require evidence of at least 2
            bids.

                        * Short Sale or Charge Off require P&L supporting the
            decision and WFB's approved Officer Certificate

                        * Unusual or extraordinary items may require further
            documentation.

      13.   The total of lines 1 through 12.

      Credits:

------------------------------------------------------------------------------
           (C) Copyright Wells Fargo Bank, Corporate Trust Services

      14-21. Complete as applicable. Required documentation:

                        * Copy of the HUD 1 from the REO sale. If a 3rd Party
            Sale, bid instructions and Escrow Agent / Attorney

                          Letter of Proceeds Breakdown.

                        * Copy of EOB for any MI or gov't guarantee

                        * All other credits need to be clearly defined on the
            332 form

      22.   The total of lines 14 through 21.

            Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

-------------------------------------------------------------------------------

                                 Page 2 of 23

        Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:______________________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

         Borrower's Name: __________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                 $ ________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys_________________________                         ________________(12)
                  HOA/Condo Fees________________________                         ________________(12)
                  ______________________________________                         ________________(12)

                  Total Expenses                                               $ ________________(13)
         Credits:
         (14) Escrow Balance                                                   $ ________________(14)
         (15) HIP Refund                                                         ________________(15)
         (16) Rental Receipts                                                    ________________(16)
         (17) Hazard Loss Proceeds                                               ________________(17)


-------------------------------------------------------------------------------------------------------------------

                                                    Page 3 of 23

                          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                              (C) Copyright Wells Fargo Bank, Corporate Trust Services
                         Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________(18a) HUD Part A
                                                                                 ________________(18b) HUD Part B
         (19) Pool Insurance Proceeds                                            ________________(19)
         (20) Proceeds from Sale of Acquired Property                            ________________(20)
         (21) Other (itemize)                                                    ________________(21)
              _________________________________________                          ________________(21)

              Total Credits                                                    $ ________________(22)
         Total Realized Loss (or Amount of Gain)                               $ ________________(23)


-------------------------------------------------------------------------------------------------------------------

                                                    Page 4 of 23

                          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                              (C) Copyright Wells Fargo Bank, Corporate Trust Services
                         Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


Escrow Disbursement Detail


------------- --------------- --------------------- --------------- ----------------- --------------- ----------------
    Type         Date Paid     Period of Coverage     Total Paid       Base Amount       Penalties       Interest
 (Tax /Ins.)
------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------

------------- --------------- --------------------- --------------- ----------------- --------------- ----------------



-------------------------------------------------------------------------------------------------------------------

                                                    Page 5 of 23

                          Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                              (C) Copyright Wells Fargo Bank, Corporate Trust Services
                         Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com
